AGREEMENT FOR CONVERSION OF
INDEBTEDNESS TO COMMON STOCK

THIS AGREEMENT OF CONVERSION OF INDEBTEDNESS TO COMMON STOCK (“Agreement”) is made and entered into as of the 16th day of February, 2011, by and among Uranium 308 Corp., a Nevada corporation (the “Company”), and YYYYYY (the “Holder”).

RECITALS

A.	The Company is indebted to the Holder in the principal amount of $_________.00 (the “Indebtedness”) pursuant to a promissory note dated _________ __, 2008 having reference number __.

B.
The Company and the Holder, and each of them, desire that the Holder convert the Indebtedness into ___________ shares of the Company’s common stock, on the terms and subject to the conditions specified in this Agreement.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL PROMISES, COVENANTS, AND UNDERTAKINGS SPECIFIED IN THIS AGREEMENT AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, WHICH THE INTENT TO BE OBLIGATED LEGALLY AND EQUITABLY, THE PARTIES TO THIS AGREEMENT HEREBY REPRESENT, WARRANT AND AGREE AS FOLLOWS:

1.	Recitals. The above recitals are true and correct and, by this reference, are made a part of this Agreement proper, as though specified completely and specifically at length in this Agreement proper.

2.
Conversion of Indebtedness. The Indebtedness shall be, and hereby is, converted to ____________ shares of the Company’s common stock (the “Shares”).  The certificate evidencing the Shares will be prepared and delivered to the Holder within 10 days without a restrictive legend.  Therefore, the Shares may be sold immediately by the Holder pursuant to Rule 144.

3.	Ownership of the Indebtedness. The Holder is the owner of the Indebtedness and has not sold, assigned, transferred, conveyed, or otherwise disposed of the Indebtedness, or any portion thereof.

4.
Due Diligence By the Holder. The Holder has relied solely upon such independent investigations and due diligence made by the Holder in making its decision to convert the Indebtedness to the Shares as the Holder has determined to be necessary or appropriate.

5.	No Determination By Agency. No agency or regulatory authority has approved or made any finding or determination regarding the fairness of the conversion of the Indebtedness to the Shares.

6.	Nature of Investment in the Shares. The Holder understands that the conversion of the Indebtedness to the Shares is a speculative investment and involves certain risks.

7.
Forward Looking Information Regarding the Company. The Holder understands that the information provided to the Holder by the Company regarding the conversion of the Indebtedness to the Shares specifies certain forward looking and anticipatory information, that involves risks and uncertainties, including information regarding the Company’s business and expectations.  The Holder understands that such information, generally, is not based on historical facts and, therefore, the Company’s actual results may differ materially from those specified or contemplated by that information.  The Holder understands that the results of the Company’s operations, including, but not limited to, revenue and profits, may differ materially from those specified in or contemplated by that information.  The Holder understands that in evaluating that information, the Holder has considered various factors which may cause results to differ materially from any information provided to the Holder by the Company in connection with the conversion of the Indebtedness to the Shares.  The Holder understands that the forward looking, anticipatory information provided to the Holder by the Company in connection with the conversion of the Indebtedness to the Shares is made in good faith and based upon the current judgment of the Company regarding its proposed business.  The Holder understands that actual results from the operations of the Company will almost always vary, sometimes materially, from any future performance suggested or contemplated by that information.

8.
Knowledge and Experience of the Holder. The Holder has the requisite knowledge and experience to evaluate the relative business and tax aspects and risks, or the Holder has relied upon the advice of experienced advisors with regard to the relative business and tax aspects and risks, and other considerations involved in the conversion of the Indebtedness to the Shares.

9.
Pre-existing Relationship Among the Holder and the Company. The Holder has a pre-existing relationship with the Company, and that pre-existing relationship was developed and formed prior to, and independent and not as a result of, the Holder’s decision to convert the Indebtedness to the Shares.  As a result of that pre-existing relationship with the Company and because of the Holder’s business or financial experience, it is reasonable for the Company to assume that the Holder has the capacity to protect the Holder’s interests in connection with the conversion of the Indebtedness to the Shares.

10.
No Registration of the Shares. The Holder understands that the conversion of the Indebtedness to the Shares has not been registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Act”), because of that certain exemption from the registration and prospectus delivery requirements of the Act specified by the provisions of Section 4(2) of the Act and Regulation S promulgated pursuant thereto.  The Holder understands that the Holder has no right to require that the Shares be registered or qualified with any securities commission, regulator, administrator, or similar authority of any jurisdiction.  The Holder is aware that the Company has no obligation to assist the Holder in obtaining any exemption from any registration or qualification requirements imposed by applicable law or registering or qualifying the Shares in any jurisdiction.  The Holder is aware that the Holder shall be responsible for compliance with all conditions on transfer imposed by the Commission or any securities administrator or similar authority of any state or province.

11.
Responsibility Re: Tax Consequences. The Holder understands that any tax consequences resulting from its conversion of the Indebtedness to the Shares will depend upon the Holder’s particular circumstances, and the Company will not be responsible or liable for any tax consequences resulting from the conversion of the Indebtedness to the Shares.

12.	Holder is an Accredited Investor. The Holder represents, warrants and covenants that the Holder is an “accredited investor”, as that term is defined hereinafter. An “accredited investor is:

(a)
any bank as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(13) of the Act; any investment company registered pursuant to the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration pursuant to Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.00; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000.00 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(b)	any private business development company as defined in Section 202(a)22 of the Investment Advisers Act of 1940;

(c)
any organization described in Section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or Company, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.00;

(d)	any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(e)
any natural person whose individual net worth, or joint net worth with that person's spouse, on the date that such person acquires the respective securities exceeds $1,000,000.00, not including any equity in that person’s or person’s spouse’s primary residence;

(f)
any natural person who had an individual income in excess of $200,000.00 in each of the two most recent years or joint income with that person's spouse in excess of $300,000.00 in each of those years and has a reasonable expectation of having the same income amount in the year such person acquires the respective securities;

(g)
any trust, with total assets in excess of $5,000,000.00, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); or

(h)	any entity in which all of the equity owners are accredited investors.

13.
Release of Liability Re: the Indebtedness. In consideration of the issuance by the Company to the Holder of the Shares, the Holder hereby irrevocably, unconditionally, and forever releases, acquits, and discharges the Company from any and all liability, debts, demands and rights relating to, and any cause of action that could have been asserted in connection with, the Indebtedness.

14.
Capacity to Execute Agreement. Each party to this Agreement represents, warrants, and covenants that such party has the complete right and authority to enter into, execute, and deliver this Agreement, and the person executing this Agreement on behalf of such party has the complete right and authority to commit and obligate such party fully and completely as specified in this Agreement.

15.
Lack of Duress. Each party to this Agreement represents, warrants, and covenants that such party executes and delivers this Agreement of such party’s free will and with no threat, menace, coercion or duress, whether economic or physical.  Moreover, each party to this Agreement represents, warrants, and covenants that such party executes this Agreement acting on such party’s judgment and advice of such party’s counsel, without any representation, express or implied, of any kind from the other party to this Agreement, except as specified expressly in this Agreement.

16.
Survival of Covenants, Representations and Warranties. All covenants, representations, and warranties made by the parties to this Agreement shall be deemed made for the purpose of inducing each such party to enter into and execute and deliver this Agreement.  The representations, warranties, and covenants specified in this Agreement shall survive any investigation by either such party, whether before or after the execution of this Agreement.  The covenants, representations, and warranties of the parties to this Agreement are made only to and for the benefit of those parties and shall not create or vest rights in other person.

17.
Entire Agreement. This Agreement is the final written expression and complete and exclusive specification of all the agreements, conditions, promises, representations, warranties, and covenants among the parties to this Agreement with respect to the subject matter of this Agreement, and this Agreement supersedes all prior or contemporaneous agreements, negotiations, representations, warranties, covenants, understandings and discussion by and among those parties, their respective counsel, and any other person with respect to the subject matter specified in this Agreement.  This Agreement may be amended only by an instrument in writing which specifically refers to this Agreement and indicates that such instrument is intended to amend this Agreement and signed by each of the parties to this Agreement.

18.
Captions and Interpretations. Captions of the sections of this Agreement are for convenience and reference only, and the words specified therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction, or meaning of the provisions of this Agreement.  The language in this Agreement, in all events, shall be construed in accordance with the fair meaning of that language, as if prepared by both parties to this Agreement and not strictly for or against either such party.  Each party to this Agreement has reviewed and read this Agreement carefully.  The rule of construction which requires a court to resolve any ambiguities against the drafting party shall not apply in interpreting the provisions of this Agreement.

19.
Number and Gender.  Whenever the singular number is used in this Agreement and, when required by the context, the same shall include the plural, and vice versa; the masculine gender shall include the feminine and the neuter genders, and vice versa, and the word "person" shall include individual, company, sole proprietorship, corporation, joint venture, association, joint stock company, fraternal order, cooperative, league, club, society, organization, trust, estate, governmental agency, political subdivision or authority, firm, municipality, congregation, partnership, or other form of entity, whether active or passive.

20.
Severability. In the event any portion of this Agreement, for any reason, is determined to be invalid, such determination shall not affect the validity of any remaining portion of this Agreement, which remaining portion shall remain in complete force and effect, as if this Agreement had been executed with that invalid portion of this Agreement eliminated.  It is hereby declared the intention of the parties to this Agreement that those parties would have executed the remaining portion of this Agreement without including any portion which, for any reason, hereafter may be determined to be invalid.

21.
Execution in Counterparts. This Agreement may be prepared in multiple copies and forwarded (by facsimile or electronic transmission) to each of the parties to this Agreement (or their counsel) for signature. The signatures of those parties may be affixed to one copy or to separate copies of this Agreement and when all such copies are received (by facsimile or electronic transmission) and signed by both such parties, those copies shall constitute one agreement which is not otherwise separable or divisible.

22.
Expenses.  Each party to this Agreement shall pay such party's costs and expenses incurred by such party in connection with the preparation, execution and delivery of this Agreement and the action contemplated by the provisions of this Agreement.

23.
Further Assurances.  Each party, at any time and from time to time, at any other party's request, shall execute, acknowledge, and deliver any and all instruments and take any and all action that may be necessary or proper to carry out, perform, and effectuate the intents and purposes of the provisions of this Agreement.  In the event of refusal or failure to do so by any party, any other such party shall have the power and authority, as attorney-in-fact for the party so refusing or failing, to execute, acknowledge, and deliver such instrument and take any and all such action.

24.
Consent to Agreement. By executing this Agreement, each party represents that such party has read or caused to be read this Agreement in all particulars and consents to the rights, conditions, obligations, duties, and responsibilities imposed upon such party by the provisions of this Agreement.  Each party represents, warrants, and covenants that such party executes and delivers this Agreement of such party’s free will and with no threat, undue influence, menace, coercion or duress, whether economic or physical.  Moreover, each party represents, warrants, and covenants that such party executes this Agreement acting on such party's independent judgment.

25.
Choice of Law and Consent to Jurisdiction. This Agreement shall be deemed to have been entered into in the State of Nevada. All questions concerning the validity, interpretation, or performance of any of the terms, conditions, and provisions of this Agreement or of any of the rights or obligations of the parties shall be governed by, and resolved in accordance with, the laws of the State of Nevada, without regard to conflicts of law principles.

IN WITNESS WHEREOF the parties to this Agreement have executed this Agreement in duplicate and in multiple counterparts, each of which shall have the force and effect of an original, on the date specified in the preamble of this Agreement.

Uranium 308 Corp.,	Holder:
a Nevada corporation

By:
Its: President	YYYYYY